Filed pursuant to Rule 497(e)
                          Registration Nos.:  333-65579
                                               811-9051
     PROSPECTUS
     December 29, 1998


                        [Logo]


                 La Crosse Funds, Inc.

            La Crosse Large Cap Stock Fund

                     P.O. Box 717
           Milwaukee, Wisconsin  53201-0717
              Telephone:  1-888-661-7600




          The  investment objective of  the  La  Crosse
     Large  Cap  Stock Fund (the "Fund")  is  long-term
     capital appreciation and income.  The Fund invests
     primarily in common stocks of large capitalization
     companies.    La  Crosse  Advisers,  L.L.C.   (the
     "Adviser"),  a  subsidiary of North Central  Trust
     Company   ("North  Central"),  is  the  investment
     adviser to the Fund. The Fund is a long-term investment, intended to complement your other investments.

          This     Prospectus    contains     important
     information you should consider before you invest in the Fund, including information about risks.
     Please read it carefully and keep it for future reference.

                 ____________________


          Neither    the   Securities   and    Exchange
     Commission  (the  "SEC") nor any state  securities
     commission  has  approved or  disapproved  of  the
     securities offered by this Prospectus, nor has the
     SEC or any state securities commission passed upon
     the    adequacy    of   this   Prospectus.     Any
     representation to the contrary is a criminal offense.

TABLE OF CONTENTS

HIGHLIGHTS                                                      3

FEES AND EXPENSES OF THE FUND                                   4

INVESTMENT OBJECTIVE                                            5

HOW THE FUND INVESTS AND RELATED RISKS                          5

FUND MANAGEMENT AND DISTRIBUTION                                6

YOUR ACCOUNT                                                    7

VALUATION OF FUND SHARES                                       12

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX
TREATMENT                                                      13

YEAR 2000 ISSUE                                                13

ADDITIONAL INFORMATION                                         14


     In  deciding  whether to invest in the  Fund,  you
should  rely only on information in this Prospectus  or
the  Statement of Additional Information ("SAI").   The
Fund has not authorized others to provide additional information. The Fund does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

HIGHLIGHTS

What is the goal of the Fund?

      The Fund's goal is long-term capital appreciation
and  income.  This goal is sometimes referred to as the
Fund's  investment objective.  You should consider  the
Fund's  current income goal as secondary to the  Fund's
goal   of   capital  appreciation.   The  Fund   cannot
guarantee  that  it will achieve its  goal.   For  more
information, see "Investment Objective" and "Investment
Strategies."

What are the Fund's Investment Strategies?

      The Fund invests primarily in common stocks.  The
Fund will emphasize investments in the common stocks of
U.S.  large  capitalization companies.   In  trying  to
achieve  its  goal, the Fund's common  stocks  will  be
those   that   the  Adviser  believes  are  undervalued
relative to the company's future earnings potential and future expected earnings growth. The Fund also tries to choose investments that will pay current income, usually dividends. For more information, see "How the Fund Invests and Related Risks."

What are the main risks of investing in the Fund?

     The main risks of investing in the Fund are:

       Stock Market Risk. Stock funds like the Fund are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value. Increases or decreases in value of stocks are generally greater than for bonds or other income investments.

       Stock Selection Risk. The stocks selected by the Adviser for inclusion in the Fund's portfolio may decline in value or not increase in value when the stock market in general is rising. The Adviser has not previously acted as an investment adviser to a mutual fund.

       Not Bank Insured. An investment in the Fund is not a deposit of a bank and not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      You should be aware that you may lose money by investing in the Fund. The Fund may not be a complete investment program for the equity portion of your portfolio.

Is the Fund an appropriate investment for me?
     The Fund is suitable for long-term investors only.
The  Fund  is not a short-term investment vehicle.   An
investment in the Fund may be appropriate if:

       your goal is long-term capital appreciation and income;

       you do not require significant current income from this investment; and

       you are willing to accept short-term to intermediate-term fluctuations in investment value.


      Because the Fund has been in operation for less than a full calendar year, it has no annual returns history.

FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                   None
Maximum deferred sales charge (load) imposed on
  redemptions (as a percentage of amount redeemed)      None
Redemption fee (as a percentage of amount redeemed)(1)  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (2)

Management fees                                        0.75%
Distribution and service (12b-1) fees                   None
Other expenses(3)                                      0.41%
Total annual Fund operating expenses(3)                1.16%

____________

(1)If you redeem shares by wire, you will be charged  a
   $15   service   fee.   See  "Your  Account_Redeeming
   Shares."
(2)These   expenses  do  not  appear  on  your  account
   statement,  but instead reduce the amount  of  total
   return you receive.
(3)Based  on  estimated amounts for the current  fiscal
   year.   The  Adviser has agreed until  December  31,
   1999  to  waive its management fee and/or  reimburse
   the   Fund's   operating  expenses  to  the   extent
   necessary  to ensure that the total annual operating
   expenses for the Fund, which include management  and
   administration  fees,  but which  exclude  interest,
   taxes,   brokerage  commissions  and   other   costs
   incurred  in connection with the purchase  and  sale
   of  portfolio  securities, and extraordinary  items,
   do   not   exceed   1.00%.   "Other  expenses"   are
   presented  before  any  such waivers/reimbursements.
   If  "other expenses" were calculated based  on  such
   waivers  and/or reimbursements, other  expenses  and
   total  annual operating expenses for the Fund  would
   be  0.25%  and 1.00%, respectively.  The Adviser  is
   entitled to recoup amounts waived or reimbursed  for
   a  period  of up to three years from the  date  such
   amounts  were reimbursed or waived.  For  additional
   information,     see    "Fund     Management     and
   Distribution_Management."

Example

     The  following  Example is intended  to  help  you
compare the cost of investing in the Fund with the cost
of  investing  in  other  mutual  funds.   The  Example
assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

              1 Year  3 Years

              $118      $368


INVESTMENT OBJECTIVE

      The Fund's investment objective is to seek long-term capital appreciation and income.


HOW THE FUND INVESTS AND RELATED RISKS

     The  Adviser  will attempt to achieve  the  Fund's
investment objective by investing the Fund's assets  in
U.S.  companies that have a large market capitalization
("large-cap  companies").  A large-cap company  is  one
with  a  market capitalization of at least $1  billion.
The Adviser currently intends to invest at least 70% of
the    Fund's   assets   in   companies   with   market
capitalizations of $5 billion or more.   The  Adviser's
strategy under normal market conditions is to be fully invested, holding securities for their long-term total return potential over a three- to five-year time frame.

     When  making purchase decisions for the Fund,  the
Adviser  uses  a  blend of value and growth  investing.
The  Adviser values each company in which it may invest
based  on  its  future  earnings potential  and  future
expected  earnings growth.  Using its  own  model,  the
Adviser  establishes this value by reviewing  estimates
of   a   particular  company's  future   earnings   and
considering  other  information,  including  sales  and
earnings data and risks associated with that particular
company  and with the economy as a whole.  The  Adviser
reviews  and  may  adjust its  valuation  in  light  of
valuations and fundamental research reports prepared by
others  in  the securities industry.  The Adviser  then
prepares  a  list  of securities for inclusion  in  the
Fund's  portfolio  based  upon  these  valuations   and
purchases the securities when their prices fall  within
a  pre-determined range.  Securities included  on  this
list  as  well as those securities which are  purchased
for   the  Fund  are  monitored  for  variations   from
expectations  regarding  capital  growth  or   dividend
policy.    The   Adviser  intends  to  maintain   broad
diversification within industries and economic sectors, including between 50 and 100 different stocks in the Fund's portfolio at any given time.

     The Adviser makes sell decisions for the Fund based on a number of factors, including significant deterioration in a company's underlying fundamentals, strong price appreciation suggesting an overweighted position or overvalued security, change in theme or sector orientation, or better relative value in other securities.

     The  Fund will invest primarily in common  stocks.
Common  stocks generally increase or decrease in  value
based  on  the  earnings of a company  and  on  general
industry  and  market  conditions.   Because  the  Fund
invests  a  significant amount of its assets in  common
stocks,  it  is likely to have greater fluctuations  in
share  price  than  a fund that invests  a  significant
portion  of  its  assets  in  fixed-income  securities.
Stock  funds like the Fund are subject to stock  market
risks  and significant fluctuations in value.   If  the
stock  market declines in value, the Fund is likely  to
decline  in  value and such declines may not correspond
to  the  changes in value of the stock market  overall.
For example, the Fund's decline in value may be greater
than of the market as a whole.  Changes in the value of
stocks  have generally been greater than for  bonds  or
other  fixed-income investments.  The Fund's  portfolio
itself  is  subject to the risk that  the  Adviser  may
select stocks that decline in value or not increase  in
value  when the stock market in general is rising.   In
addition, the Adviser may not or may not be able to sell stocks at an optimal time or price. The Adviser has not previously acted as an investment adviser to a mutual fund.

Temporary Strategies

     Prior to investing the proceeds from sales of Fund
shares,  to  meet  ordinary daily cash  needs,  and  to
retain  the flexibility to respond promptly to  adverse
changes in market and economic conditions, the Fund may
hold  cash and/or invest all or a portion of its assets
in  money market instruments or other investment  grade
short-term  fixed-income securities issued  by  private
and  governmental  institutions.  It is  impossible  to
predict  when  or for how long the Adviser  may  employ
these strategies for the Fund.  To the extent the  Fund
engages in any of these temporary strategies, the  Fund
may not achieve its investment objective.  Although not
part of its principal investment strategy, the Fund may
occasionally invest a limited portion of its assets  in
foreign securities, illiquid securities and stock index
options.    See   the   Fund's   SAI   for   additional
information.


FUND MANAGEMENT AND DISTRIBUTION

Management

     The  Fund  has entered into an Investment Advisory
Agreement with the Adviser under which the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Fund's Board of Directors.

     Adviser.  The Adviser was organized as a Wisconsin
limited  liability company in June 1998 and is  located
at 311 Main Street, La Crosse, Wisconsin  54601.  Under
the  Investment Advisory Agreement, the Fund  pays  the
Adviser an annual management fee of 0.75% of the Fund's
average  daily net assets.  The advisory fee is accrued
daily  and paid monthly.  The Adviser has agreed  until
December  31, 1999 to waive its management  fee  and/or
reimburse   Fund  operating  expenses  to  the   extent
necessary to ensure that the total annual operating expenses for the Fund will not exceed 1.00% of average daily net assets. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed. The Adviser is entitled to recoup amounts waived or reimbursed for a period of up to three years from the date such amounts were reimbursed or waived.

     Under the Investment Advisory Agreement, not  only
is the Adviser responsible for management of the Fund's
assets,   but  also  for  portfolio  transactions   and
brokerage. Before the Fund commenced operations, the Adviser had no prior experience advising mutual funds.
The Fund is the Adviser's only mutual fund client.

     North  Central.  North Central, a Wisconsin  trust
company,  is the parent company of the Adviser.   North
Central, prior to the date hereof, managed a collective
investment fund (the "Collective Fund") since April  1,
1971  and  a common trust fund (the "Common Fund,"  and
together  with the Collective Fund, the "Trust  Funds")
since  June 1, 1995.  North Central decided to  convert
the  assets of the Trust Funds into shares of the Fund.
In  connection  with  this  conversion,  North  Central
decided  to  place  its  advisory  operations  into   a
separate entity, and for that purpose established the Adviser.

     Portfolio  Manager.   Steven  J.  Hulme   is   the
President, Secretary, portfolio manager and a  Director
of  the Fund.  Since 1993, Mr. Hulme has served as Vice
President   and  head  of  North  Central's  investment
division,  during which time he has managed  the  Trust
Funds.   He  is  also the President, a Director  and  a
Member   of  the  Adviser.   Mr.  Hulme  received   his
undergraduate degree from the University of Nebraska and his MBA from the University of Chicago. Mr. Hulme is a Chartered Financial Analyst.

Service Providers

     Certain  administrative and  other  functions  are
performed  on  behalf  of  the  Fund  by  related   and
unrelated  service providers.  North  Central  acts  as
custodian  of  the  Fund's assets.  Sunstone  Financial
Group, Inc. acts as the Fund's dividend-disbursing  and
transfer agent (the "Transfer Agent") and as the Fund's
administrator    and    fund   accountant.     Sunstone
Distribution Services, LLC, a registered broker-dealer and member of the National Association of Securities
Dealers, Inc. (the "NASD"), acts as distributor of the Fund's shares.

YOUR ACCOUNT

Net Asset Value

     Shares of the Fund are offered and sold on a continual basis at the net asset value per share which is next computed after both a properly completed purchase application and payment are received by the Transfer Agent.

Investing in the Fund

     To open an account and invest in Fund shares, you should:

     1.   Read this Prospectus carefully.

     2.   Determine how much you would like to  invest.
          When you open an account with the Fund, you must invest at least:

              Non-retirement account:             $2,000

              Retirement account:                   $250

              Automatic Investment Plan ("AIP"):    $100

          When you add to an account, you must invest at least:

              Non-retirement account:               $100

              Retirement account:                    $50


          The  Fund  may change or waive these minimums
          at  any  time; you will be given at least  60
          days' notice of any increase in the minimum dollar amount of purchases.

     3.   Complete   the  appropriate  parts   of   the
          purchase application, carefully following the
          instructions.   If you have  questions  about
          the  purchase application, please contact the
          Fund     at     1-888-661-7600.      Purchase
          applications will be accepted by the Transfer
          Agent.  The Fund will not accept your account
          if  you  are investing for another person  as
          attorney-in-fact.   The Fund  also  will  not
          accept accounts with a "Power of Attorney" or "POA" in the registration section of the purchase application.

     4.   Make   your  initial  investment,   and   any
          subsequent    investments,   following    the
          instructions   set  forth  below.    Purchase
          applications are not binding on the Fund until accepted. The Fund reserves the right to accept or reject a purchase application in whole or in part. The Fund also reserves the right to limit or suspend, without prior notice, the offering of its shares.

Purchasing Shares

      Opening an Account by Mail. You may open an account by mail as follows:

       Please complete the purchase application. You may duplicate any application or you can obtain additional copies of the purchase application from the Fund by calling 1-888-661-7600.

       Write a check in an amount equal to the amount
       that  you  would  like to invest  in  the  Fund.
       Make  the check payable to "La Crosse Large  Cap
       Stock  Fund."   You must make your  purchase  in
       U.S.  dollars.  Your check must be  drawn  on  a
       U.S.  bank,  savings  and  loan  institution  or
       credit  union.   You may not make your  purchase
       with cash, credit cards or third party checks.

       Mail your completed purchase application and check to:

          La Crosse Funds, Inc.
          P.O. Box 717
          Milwaukee, WI  53201-0717

       OR

        Send your completed purchase application and check by overnight or express mail to:

          La Crosse Funds, Inc.
          c/o Sunstone Financial Group, Inc.
          207 East Buffalo Street, Suite 315
          Milwaukee, WI  53202-5712

     Adding  to  an  Account by  Mail.   You  may  make
additional investments by mail as follows:

       Write  a  check  in  an amount  equal  to  the
       additional amount that you would like to  invest
       in  the Fund.  The amount of your check must  be
       equal  to  or  greater than the  minimum  amount
       listed  in  item  2,  above.   Make  the   check
       payable  to  "La Crosse Large Cap  Stock  Fund."
       You  must make your additional purchase in  U.S.
       dollars.   Your check must be drawn  on  a  U.S.
       bank,  savings  and loan institution  or  credit
       union.   You may not make an additional purchase
       with cash, credit cards or third party checks.

       Complete an additional investment slip from a recent account statement. If you do not have an additional investment slip, write a note which gives the full name of your account and the account number.

       Send  the check with the additional investment
       slip  or  note  to  the  Fund  by  mail  or   by
       overnight  courier  or  express  mail   to   the
       address indicated above.

     Opening  an  Account by Wire.   You  may  open  an
account by wire transfer as follows:

       Complete a purchase application.

       Send the purchase application to the Fund by mail or by overnight or express mail to the address indicated above.

       After the Transfer Agent has received a properly completed purchase application, you may call the Fund at 1-888-661-7600 for wire instructions and to obtain an investor account number.

       Wire  the  funds  through the Federal  Reserve
       System as follows:

            UMB Bank, n.a.
            A.B.A. Number:  101000695
            For credit to:  La Crosse Funds, Inc.
            Account Number:  9870964767
            For further credit to:
            (investor account number)
            (name or account registration)
            (Social Security or Taxpayer Identification Number)

     Adding  to  an  Account by  Wire.   You  may  make
additional investments by wire as follows:

       Wire  the  funds  through the Federal  Reserve
       System as indicated above.

     Opening an Account by Telephone. You may not open an account by telephone.

     Adding  to an Account by Telephone.  If you filled
out  the  "Bank  Information" section of your  purchase
application  which authorizes the Fund to withdraw  the
payment  for shares of the Fund from your bank  account
by   electronic  funds  transfer,  then  you  may  make
additional investments by telephone as follows:

       Please call 1-888-661-7600 to place your telephone purchase order.

       You must purchase shares by telephone in amounts equal to at least $100.

       Payment  for the shares purchased by telephone
       will  be withdrawn from the bank account  listed
       on     your    purchase    application    within
       approximately 2-3 days after the purchase order is placed.

     Purchasing Shares Through Other Institutions.   If
you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program materials, including information relating to fees, in addition to the Fund's Prospectus. Certain services of the Fund may not be available or may be modified in connection with the program of services provided. The Fund may only accept requests from the broker-dealer to purchase additional shares through a broker-dealer street name account.

     The  Fund  has  authorized  one  or  more  broker-
dealers,   financial  institutions  or  other   service
providers ("Brokers") to receive on its behalf purchase
and  redemption orders for Fund shares.   Such  Brokers
may charge transaction fees on the purchase and/or sale
of   Fund  shares.   Such  Brokers  are  authorized  to
designate other intermediaries to receive purchase  and
redemption orders on the Fund's behalf.  The Fund  will
be  deemed  to  have received a purchase or  redemption
order when an authorized Broker, or, if applicable, the
Broker's  authorized  designee,  receives  the   order.
Orders  for  the purchase or redemption of Fund  shares
will  be  priced  at the Fund's net  asset  value  next
computed  after the authorized Broker or its authorized
designee   receives   such   orders.    It    is    the
responsibility of the Broker to place the order with the Fund on a timely basis. If payment is not received within the time specified in the agreement, the Broker could be held liable for any resulting fees or losses.

     Additional Purchase Information.

       The Fund will charge a $20 service fee against your account for any check or electronic funds transfer that is returned unpaid for any reason and your purchase will be canceled. You will also be responsible for any losses suffered by the Fund as a result.

       In  order to relieve you of responsibility for
       the    safekeeping   and   delivery   of   stock
       certificates,   the   Fund   does   not    issue
       certificates.

       When  a  purchase  is  made  by  check  and  a
       redemption is requested shortly thereafter,  the
       Fund  may  delay payment of redemption  proceeds
       for  up  to 10 calendar days.  This delay allows
       the  Fund  to  verify  that  a  check  used   to
       purchase  Fund shares will not be  returned  due
       to   insufficient   funds.   This   delay   also
       protects the other Fund investors from loss.

       By   completing  and  submitting  a  purchase
       application    and   providing   bank    account
       information, you are automatically  granted  the
       privilege   to   make  purchases   and   request
       redemptions  by telephone.  You may  waive  this
       privilege  by  checking the appropriate  box  on
       the  purchase  application.   If  you  have  any
       questions as to how to waive this privilege,  or
       how  to  add or delete this privilege after  you
       open  an account, please call the Fund at 1-888-
       661-7600.    Generally,  after   you   open   an
       account, your request to waive, add or delete  a
       privilege must be in writing and signed by  each
       registered   holder   of   the   account    with
       signatures guaranteed by a U.S. commercial  bank
       or  trust company, a member firm of the NASD  or
       other  eligible guarantor institution.  A notary
       public  is not an acceptable guarantor.   For  a
       more   detailed   discussion  of   the   rights,
       responsibilities   and   risks   of    telephone
       transactions, please refer to "Redeeming  Shares
       -   Important  Note  About  Wire  and  Telephone
       Redemptions."

     Automatic    Investment   Plan.    The   Automatic
Investment Plan ("AIP") is a method of purchasing  Fund
shares  using  dollar  cost  averaging,  which  is   an
investment  strategy that involves  investing  a  fixed
amount  of money at a regular time interval.  By always
investing the same amount, you will be purchasing  more
shares when the price is low and fewer shares when  the
price  is  high.  The AIP allows you to  make  regular,
systematic investments in shares of the Fund from  your
bank account on the 5th, 10th, 15th, 20th, 25th or last
day  of each month.  If one of these dates falls  on  a
weekend,  the  investment will  be  made  on  the  next
business  day.   The  minimum  initial  investment  for
investors using the AIP is $100. To maintain an AIP, you must invest at least $50 per month in the Fund.
Please call 1-888-661-7600 for instructions as to how you may establish an AIP for your account.

Redeeming Shares

     You  may redeem some or all of your shares of  the
Fund  at any time.  The price at which your shares will
be  redeemed  is  the net asset value  per  share  next
determined  after  the Fund receives proper  redemption
instructions from you.  See "Valuation of Fund Shares."
You may redeem your shares of the Fund by mail, wire or
telephone,  if  you have not waived the right  to  make
telephone  redemptions.  The Fund may delay payment  of
redemption  proceeds until amounts for purchases  which
you  made  by check, telephone or pursuant to  the  AIP
have been collected.  Collection may take up to 10 days
from   the   date  on  which  you  made  the  purchase.
Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

     Redeeming Shares by Mail. You may redeem your shares by mail as follows:

       Write a letter instructing the Fund to redeem your shares. In your letter, indicate your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell. If the dollar amount requested to be redeemed is greater than the current account value as determined by the net asset value on the effective date of the redemption, the entire account balance will be redeemed.

       Include in your letter all required signatures.
       The letter must be signed exactly as the shares are
       registered.  Enclose any additional documents that may
       be   required.   See  "Redeeming  Shares_Special
       Situations," below.

       Send the letter, along with any required additional documents, to the Transfer Agent at the address listed above.

       The Transfer Agent will mail a check in the amount of the redemption proceeds to the address of the person in whose name(s) the account is registered. If the amount requested is greater than $10,000, or if the proceeds are to be sent to a person other than the shareholder(s) of record or to an address other than the address of record, or if the redemption request is made within 30 days of an address change, then each required signature on the letter of instruction must be guaranteed by a U.S. commercial bank or trust company, a member firm of the NASD or other eligible guarantor institution. A notary public is not an acceptable guarantor. Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. See "Redeeming Shares - Special Situations - Corporate Accounts" for instructions on redeeming shares in corporate accounts. Additional documentation is required for the redemption of shares held by persons acting pursuant to a power of attorney. If you have any questions about redemptions by mail, call the Fund in advance of making the redemption request.

       The Fund will mail payment for redemption proceeds within seven days after it receives proper instructions for redemption.

       Important   Note   About  Wire   and   Telephone
Redemptions.   Unless  you waive  telephone  redemption
privileges on the "Telephone Authorization" section of your purchase application when you first opened your account, you automatically have the privilege to make redemptions by wire or telephone. To verify that you have telephone redemption privileges, call the transfer agent at 1-888-661-7600. If you do not have telephone privileges and you now want to arrange for wire or telephone redemptions, or if you do have telephone privileges and you now want to change the bank, the account or the address designated to receive redemption proceeds, then you must send a letter making this request to the Transfer Agent. The letter must be signed by each person who is listed on the account.
The signatures must be guaranteed. The Transfer Agent may request additional documents from corporations, executors, administrators, trustees and guardians. See
"Redeeming  Shares  -  Special Situations  -  Corporate
Accounts," below.

      The Fund reserves the right to refuse any wire or telephone redemption request. The Fund may further limit the dollar amount or number of shares that you may redeem. You may not cancel or modify a telephone or wire redemption request after you make the request.

      Neither the Fund nor the Transfer Agent  will  be
responsible   for   the  authenticity   of   redemption
instructions  received by telephone.  Accordingly,  you
bear  the  risk  of loss.  However, the Fund  will  use
reasonable   procedures  to  ensure  that  instructions
received  by telephone are genuine, including recording
telephonic    transactions    and    sending    written
confirmation of redemptions to you.  You may experience
difficulty   in  implementing  a  telephone  redemption
during  periods of drastic economic or market  changes.
If you are unable to contact the Transfer Agent by telephone, you may also redeem shares by written request, as described above.

     Redeeming Shares by Wire. You may redeem your shares by wire as follows:

       Please call 1-888-661-7600 to place your wire redemption request.

       You may request redemptions by wire in amounts equal to at least $1,000 but not more than $10,000.
       You must make redemption requests for less than $1,000 or more than $10,000 in writing.

       Funds will be wired on the next business day.  A
       $15 fee will be deducted from your redemption proceeds.

     Redeeming  Shares by Telephone.   You  may  redeem
     your shares by telephone as follows:

       Please call 1-888-661-7600 to place your telephone redemption request.

       You may request redemptions by telephone in amounts equal to at least $1,000 but not more than $10,000. You must make redemption requests for less than $1,000 or more than $10,000 in writing.

       Proceeds redeemed by telephone will be mailed or transferred only to your address or bank of record as shown on the records of the Transfer Agent.

     Special Situations

     Attorney-in-Fact.   If  you  are  acting   as   an
attorney-in-fact for another person, or as a trustee or on behalf of a corporation, additional documentation may be required in order to effect a redemption.
Questions regarding such circumstances may be directed to the Transfer Agent by calling 1-888-661-7600.

     Signature   Guarantees.   The  Fund   requires   a
signature  guarantee for all authorized  owners  of  an
account:   (i)  when  you submit a  written  redemption
request  for more than $10,000, (ii) when you  add  the
telephone  redemption option to your existing  account,
(iii)  if  you  transfer ownership of your  account  to
another  individual or entity, or (iv) if  you  request
redemption  proceeds to be sent to an address  or  bank
other  than  the address or bank that appears  on  your
account.   A  signature guarantee may be obtained  from
any eligible guarantor institution. These institutions include U.S. banks, saving associations, credit unions, brokerage firms, and others. A notary public stamp or seal is not acceptable.

      Corporate Accounts. You must send the following documents, in addition to any other required documents, to the Transfer Agent if you request any redemptions or transfer of ownership for a corporate account:

     1. A  written letter of instruction signed by  the
        required  number of authorized officers,  along
        with    their   respective   positions.     For
        redemption requests in excess of $10,000, the written request must be signature guaranteed.

     2. A certified corporate resolution that states the date the resolution was adopted and who is empowered to act, transfer or sell assets on behalf of the corporation.

     3. If  the  corporate resolution is more  than  60
        days  old  from  the  date of  the  transaction
        request,  a certificate of incumbency from  the
        corporate  secretary which specifically  states
        that  the  officer  or officers  named  in  the
        resolution  have the authority to  act  on  the
        account.   The  certificate of incumbency  must
        be  dated  within  60  days  of  the  requested
        transaction.    If  the  corporate   resolution
        confers authority on officers by title and not by name, the certificate of incumbency must name the officer(s) and their title(s).

     Suspension of Redemptions.  The Fund reserves  the
right  to  suspend or postpone redemptions  during  any
period  when:   trading on the New York Stock  Exchange
(the "NYSE") is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closing; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     IRAs.    Shareholders  who  have   an   Individual
Retirement  Account must indicate on  their  redemption
requests  whether  or  not to withhold  federal  income
taxes.   Redemption  requests failing  to  indicate  an
election will be subject to withholding for taxes.

     Termination of Accounts. Upon 60 days' written notice, your account may be terminated by the Fund if, at the time of any redemption of shares in your account, the value of the remaining shares in your account falls below $1,000. A check for the proceeds of redeeming the remaining shares in your account will be sent to you within seven days of the redemption.


VALUATION OF FUND SHARES

     The  price  of Fund shares is based on the  Fund's
net asset value, which is calculated by subtracting the
Fund's  liabilities from the value of the Fund's  total
assets,  including interests or dividends accrued,  but
not yet collected and is determined as of the close  of
trading (generally 4:00 p.m., Eastern Time) on each day
the  NYSE  is  open for business.  In  determining  net
asset value, expenses are accrued and applied daily and
investments  for  which market quotations  are  readily
available  are valued at market value.  Any investments
for  which  market quotations are not readily available
are valued at fair value as determined in good faith by
the  Board of Directors of the Fund.  The Fund does not
determine  net asset value on days the NYSE is  closed.
The  current  policy of the NYSE is  to  close  on  New
Year's  Day,  Martin Luther King Day, President's  Day,
Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving  Day, and Christmas Day.  In addition,  if
any  of  these holidays falls on a Saturday,  the  NYSE
will  not be open for trading on the preceding  Friday,
and  when such holiday falls on a Sunday, the NYSE will
not  be  open  for  trading on the  succeeding  Monday,
unless  unusual business conditions exist, such as  the
ending  of a monthly or yearly accounting period.   The
price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order or request is accepted.


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX
TREATMENT

     For federal income tax purposes, all dividends and
distributions of net realized short-term capital  gains
you  receive  from  the Fund are  taxable  as  ordinary
income,  whether  reinvested in  additional  shares  or
received  in cash. Distributions of net realized  long-
term  capital gains you receive from the Fund,  whether
reinvested  in additional shares or received  in  cash,
are  taxable  as  a  capital gain.   The  capital  gain
holding  period  (and  the  applicable  tax  rate)   is
determined by the length of time the Fund has held  the
security  and  not  the length of time  you  have  held
shares  in
the Fund.  You will be informed annually  as
to  the  amount and nature of all dividends and capital
gains  paid during the prior year.  Such capital  gains
and  dividends  may also be subject to state  or  local
taxes.   If you are not required to pay taxes  on  your
income, you are generally not required to pay federal income taxes on the amounts distributed to you.

     Dividends,   if   any,  are  usually   distributed
quarterly  and  capital  gains,  if  any,  are  usually
distributed  at least annually in December.   The  Fund
expects that, because of its investment objective,  its
distributions  will  consist  primarily  of   long-term
capital gains and dividends. You should measure the success of your investment by both the value of your investment at any given time and the distributions you receive.

     The Fund anticipates issuing some of its shares to
the Trust Funds in exchange for securities owned by the
Trust  Funds  and  which are permitted  investments  in
transactions  which  are tax-free  under  the  Internal
Revenue   Code   of   1986,  as   amended.    In   such
transactions, the Fund may acquire securities having unrealized appreciation that may result in a taxable gain when the securities are sold by the Fund.

     All dividends and capital gains distributions will
automatically be reinvested in additional  Fund  shares
at  the  then  prevailing net asset  value  unless  you
specifically request that dividends or capital gains or
both  of $10 or more be paid in cash.  The election  to
receive  dividends in cash or reinvest them  in  shares
may  be  changed by writing to the Fund  at  La  Crosse
Funds,  Inc., c/o Sunstone Financial Group,  Inc.,  207
East  Buffalo  Street, Suite 315, Milwaukee,  Wisconsin
53202. Such notice must be received at least ten days prior to the record date of any dividend or capital gain distribution.


YEAR 2000 ISSUE

     The  Fund's  operations  depend  on  the  seamless
functioning  of  computer  systems  in  the   financial
service  industry, including those of the  Adviser  and
the Transfer Agent.  Many computer software systems  in
use   today   cannot   properly  process   date-related
information  after  December 31, 1999  because  of  the
method by which dates are encoded and calculated.  This
failure,  commonly  referred  to  as  the  "Year   2000
Problem,"  could  adversely  affect  the  handling   of
security trades, pricing, and account servicing for the Fund.

     The Adviser has made compliance with the Year 2000
Problem  a  high priority and is taking steps  that  it
believes  are reasonably designed to address  the  Year
2000 Problem with respect to its computer systems.  The
Adviser  has  also been informed that comparable  steps
are  being  taken  by  the Fund's other  major  service
providers.   The Adviser does not currently  anticipate
that the Year 2000 Problem will have a material impact on its ability to continue to fulfill its duties as investment adviser to the Fund.

ADDITIONAL INFORMATION

DIRECTORS                             CUSTODIAN

   Steven J. Hulme                       North Central Trust Company
   Darwin F. Isaacson                    311 Main Street
   Ralph A. La Point                     La Crosse, WI 54601
   Joseph T. Kastantin

OFFICERS                              INDEPENDENT ACCOUNTANTS

   Steven J. Hulme                       Arthur Andersen, LLP
   Darwin F. Isaacson                    100 East Wisconsin Avenue
                                         Milwaukee, WI 53202

INVESTMENT ADVISER                    LEGAL COUNSEL

   La Crosse Advisers, L.L.C.            Godfrey & Kahn, S.C.
   311 Main Street                       780 North Water Street
   La Crosse, WI  54601                  Milwaukee, WI 53202

ADMINISTRATOR AND FUND ACCOUNTANT     DISTRIBUTOR

   Sunstone Financial Group, Inc.         Sunstone Distribution Services, LLC
   207 East Buffalo Street, Suite 315     207 East Buffalo Street, Suite 315
   Milwaukee, WI  53202                   Milwaukee,  WI  53202

        DIVIDEND-DISBURSING AND TRANSFER AGENT

            Sunstone Financial Group, Inc.

   For  overnight deliveries, use:    For regular  mail
   deliveries, use:
   La Crosse Funds, Inc.               La Crosse Funds, Inc.
   c/o Sunstone Financial Group, Inc. c/o Sunstone Financial Group, Inc. 207 East Buffalo Street, Suite 315 P.O. Box 717
   Milwaukee, WI 53202                 Milwaukee, WI 53201-0717


The  SAI  for  the Fund contains additional information
about  the Fund.  The Fund's SAI, which is incorporated
by reference into this Prospectus, is available without
charge   upon  request  to  the  address  or  toll-free
telephone  number  noted  on the  cover  page  of  this
Prospectus.   To  request other information  about  the
Fund or to make shareholder inquiries you may call the toll-free telephone number on the cover page of this Prospectus.

Information about the Fund (including the SAI)  may  be
reviewed and copied at the SEC's Public Reference  Room
in  Washington, D.C.  Please call the SEC at 1-888-SEC-
0330  for information relating to the operation of  the
Public  Reference Room.  Reports and other  information
about the Fund are also available on the SEC's Internet
Website  located at http//www.sec.gov.   Alternatively,
copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public
Reference  Section of the SEC, Washington, D.C.  20549-
6009.

The Fund's 1940 Act File Number is 811-9051.